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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-26205 of Coast Bancorp on Form S-8 of our report dated January 21, 2000, appearing in this Annual Report on Form 10-K of Coast Bancorp for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

San Jose, California
March 2, 2000